                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 18-Apr-01

                         CIT Equipment Collateral 2001-1


   A New York             Commission File            I.R.S. Employer
   Corporation            No. 0001136811             No. 51-0407692

                             c/o Capita Corporation
                     650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

Item 5. Other

                         CIT Equipment Collateral 2001-1
                            Monthly Servicing Report

                                                                                               Determination Date:     04/18/01
                                                                                               Collection Period:      03/31/01
                                                                                               Payment Date:           04/20/01
I. AVAILABLE FUNDS

   A. Available Pledged Revenues

      a. Scheduled Payments Received                                                                             $28,317,434.65
      b. Liquidation Proceeds Allocated to Owner Trust                                                               144,334.47
      c. Required Payoff Amounts of Prepaid Contracts                                                              5,161,089.22
      d. Required Payoff Amounts of Purchased Contracts                                                                    0.00
      e. Proceeds of Clean-up Call                                                                                         0.00
      f. Investment Earnings on Collection Account and Note Distribution Account                                           0.00
                                                                                                                 --------------
                                                                              Total Available Pledged Revenues = $33,622,858.34

   B. Determination of Available Funds

      a. Total Available Pledged Revenues                                                                        $33,622,858.34
      b. Receipt from Class A-4 Swap Counterparty                                                                          0.00
      c. Servicer Advances                                                                                         4,250,265.56
      d. Recoveries of  prior Servicer Advances                                                                   (6,462,892.95)
                                                                                                                 --------------
      e. Withdrawal from Cash Collateral Account                                                                           0.00

                                                                              Total Available Funds =             31,410,230.95

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

          1.  Reimbursement of Servicer Advances

          2   Servicing Fee                                                                                      507,083.41

          3   Class A-1 Note Interest Distribution                                              634,106.73
              Class A-1 Note Principal Distribution                                          25,633,778.61
                        Aggregate Class A-1 distribution                                                      26,267,885.34

          4   Class A-2 Note Interest Distribution                                            1,062,566.67
              Class A-2 Note Principal Distribution                                                   0.00
                        Aggregate Class A-2 distribution                                                       1,062,566.67

          5.  Class A-3 Note Interest Distribution                                            1,015,491.67
              Class A-3 Note Principal Distribution                                                   0.00
                        Aggregate Class A-3 distribution                                                       1,015,491.67

          6.  Class A-4 Note Interest Distribution                                              578,824.33
              Class A-4 Note Principal Distribution                                                   0.00
                        Aggregate Class A-4 distribution                                                         578,824.33

          7.  Class B Note Interest Distribution                                                 53,852.26
              Class B Note Principal Distribution                                               409,049.66
                        Aggregate Class B distribution                                                           462,901.92

          8.  Class C Note Interest Distribution                                                 74,777.90
              Class C Note Principal Distribution                                               545,399.54
                        Aggregate Class C distribution                                                           620,177.44

          9.  Class D Note Interest Distribution                                                103,275.99
              Class D Note Principal Distribution                                               681,749.43
                        Aggregate Class D distribution                                                           785,025.42

          10. Payment due to the Class A-4 Swap Counterparty                                                       6,924.45

          11. Deposit to the Cash Collateral Account                                                                   0.00

          12. Amounts in accordance with the CCA Loan Agreement                                                  103,350.30

          13. To the holder of the equity certificate                                                                  0.00


                                                           Collection Account Distributions =                 31,410,230.95
                                                                                                              =============


    B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

          1.  Payment due on the Senior Loan                                                                   2,116,712.72

          2.  Payment due on the Holdback                                                                        109,531.02

          3.  Payment to the Depositor                                                                                 0.00
                                                                                                              -------------

                                                           Cash Collateral Account Distributions =             2,226,243.74
                                                                                                              =============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

       -------------------------------------------------------------------------------------------
                 Distribution          Class A-1       Class A-2       Class A-3       Class A-4
                   Amounts               Notes           Notes           Notes           Notes
       -------------------------------------------------------------------------------------------
       1. Interest Due                  634,106.73    1,062,566.67    1,015,491.67      578,824.33
       2  Interest Paid                 634,106.73    1,062,566.67    1,015,491.67      578,824.33
       3  Interest Shortfall                  0.00            0.00            0.00            0.00
          ((1) minus (2))
       4  Principal Paid             25,633,778.61            0.00            0.00            0.00

       5  Total Distribution Amount  26,267,885.34            0.00      578,824.33        6,924.45
          ((2) plus (4))


       -------------------------------------------------------------------------------------------
                Distribution            Class B          Class C        Class D      Total Offered
                  Amounts                 Notes           Notes           Notes          Notes
       -------------------------------------------------------------------------------------------
       1. Interest Due                   53,852.26       74,777.90      103,275.99    3,522,895.55
       2  Interest Paid                  53,852.26       74,777.90      103,275.99    3,522,895.55
       3  Interest Shortfall                  0.00            0.00            0.00            0.00
          ((1) minus (2))
       4  Principal Paid                409,049.66      545,399.54      681,749.43   27,269,977.24

       5  Total Distribution Amount     462,901.92      620,177.44      785,025.42   28,721,738.90
          ((2) plus (4))


IV. Information Regarding the Securities

    A Summary of Balance Information

       --------------------------------------------------------------------------------------------------------------------
                                       Applicable     Principal Balance   Class Factor    Principal Balance    Class Factor
                Class                   Coupon             Apr-01            Apr-01            Mar-01              Mar-01
                                         Rate           Payment Date      Payment Date      Payment Date       Payment Date
       --------------------------------------------------------------------------------------------------------------------
       a. Class A-1 Notes               5.0325%         120,691,509.91       0.67051     146,325,288.52          0.81292
       b. Class A-2 Notes               5.0200%         254,000,000.00       1.00000     254,000,000.00          1.00000
       c. Class A-3 Notes               5.2300%         233,000,000.00       1.00000     233,000,000.00          1.00000
       d. Class A-4 Notes               5.1975%         129,328,157.00       1.00000     129,328,157.00          1.00000
       e. Class B Notes                 5.3100%          11,760,952.13       0.92552      12,170,001.79          0.95771
       f. Class C Notes                 5.5300%          15,681,269.51       0.92552      16,226,669.05          0.95771
       g. Class D Notes                 6.1100%          19,601,586.89       0.92552      20,283,336.32          0.95771

       h.         Total Offered Notes                   784,063,475.44                   811,333,452.68

       i.         One - Month Libor Rate                        5.0075%

    B  Other Information

       -------------------------------------------------------------------
                                       Scheduled         Scheduled
                                   Principal Balance  Principal Balance
                    Class               Apr-01            Mar-01
                                     Payment Date       Payment Date
       -------------------------------------------------------------------
                Class A-1 Notes      129,963,891.00      151,130,009.00


       --------------------------------------------------------------------------------------------------------------------
                                                           Target             Class             Target             Class
                                         Class         Principal Amount       Floor        Principal Amount        Floor
                    Class              Percentage          Apr-01            Apr-01            Mar-01             Mar-01
                                                         Payment Date      Payment Date      Payment Date       Payment Date
       --------------------------------------------------------------------------------------------------------------------
                   Class A               94.00%         737,019,666.91                       762,653,445.52
                   Class B                1.50%          11,760,952.13            0.00        12,170,001.79            0.00
                   Class C                2.00%          15,681,269.51            0.00        16,226,669.05            0.00
                   Class D                2.50%          19,601,586.89            0.00        20,283,336.32            0.00


V. PRINCIPAL


    A. MONTHLY PRINCIPAL AMOUNT
         1. Principal Balance of Notes and Equity Certificates                811,333,452.68
            (End of Prior Collection Period)
         2. Contract Pool Principal Balance (End of Collection Period)        784,063,475.44
                                                                              --------------
                        Total monthly principal amount                         27,269,977.24


VI. CONTRACT POOL DATA

   A.  CONTRACT POOL CHARACTERISTICS

                                              ----------------------------------------------------------
                                                    Original           Apr-01                Mar-01
                                                      Pool          Payment Date          Payment Date
                                              ----------------------------------------------------------
          1. a. Contract Pool Balance           847,157,614.00     784,063,475.44        811,333,452.68
             b. No of Contracts                         47,846             47,444                47,677

          2. Weighted Average Remaining Term             40.60               39.3                  40.1

          3. Weighted Average Original Term               44.1

   B. DELINQUENCY INFORMATION

                                     ----------------------------------------------------------------------
                                        % of           % of Aggregate
                                                      Required Payoff        No. Of      Aggregate Required
                                       Contracts           Amount           Accounts       Payoff Amounts
                                     ----------------------------------------------------------------------
          1. Current                         92.35%              92.26%         43,814       732,964,549.65
             31-60 days                       5.01%               5.40%          2,378        42,878,389.71
             61-90 days                       1.78%               1.64%            846        13,005,078.52
             91-120 days                      0.84%               0.64%            400         5,053,591.03
             120+ days                        0.01%               0.06%              6           511,666.56

                     Total Delinquency       100.0%              100.0%         47,444       794,413,275.47

          2. Delinquent Scheduled Payments:

             Beginning of Collection Period                              12,562,427.42
             End of Collection Period                                    10,349,800.03
                                                                         -------------
                     Change in Delinquent Scheduled Payments             (2,212,627.39)

   C. DEFAULTED CONTRACT INFORMATION

          1. Required Payoff Amount on Defaulted Contracts                  632,535.60
          2. Liquidation Proceeds received                                  144,334.47
                                                                         -------------
          3. Current Liquidation Loss Amount                                488,201.13

          4. Cumulative Liquidation Losses to date                          488,201.13

                     % of Initial Contracts                                      0.073%
                     % of Initial Contract Pool Balance                          0.058%



VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

   A. CASH COLLATERAL ACCOUNT

          1. Opening Cash Collateral Account                                                  58,821,675.32

          2. Deposit from the Collection Account                                                       0.00

          3. Withdrawls from the Cash Collateral Account                                               0.00

          4. Available amount                                                                 58,821,675.32

          5. Required Cash Collateral Account Amount                                          56,844,601.97

          6. Cash Collateral Account Surplus/(Shortfall)                                       1,977,073.35

          7  Release of Cash Collateral Surplus                                                        0.00

          8  Ending Cash Collateral Account                                                   56,844,601.97

   B. CASH COLLATERAL ACCOUNT LOANS

       1. Available Funds
          a. Excess Spread from Collection Account                          103,350.30
          b. Investment Earnings                                            145,820.09

          Total Available Funds                                             249,170.39

       2. Distribution of Available Funds
          a. Senior Loan Interest                                           139,639.37
          b. Senior Loan Principal                                                0.00
          c. Holdback Amount Interest                                       109,531.02
          d. Holdback Amount Principal                                            0.00
          e. Remainder to the Depositor                                           0.00

       3. Distribution of CCA Surplus
          a. Senior Loan Principal                                        1,977,073.35
          b. Holdback Amount Principal                                            0.00
                     Total Distribution of Surplus                        1,977,073.35

       4. Summary of Balance and Rate Information
          Applicable Rates for the Interest Period:
          a. Libor Rate for the Interest Period                 5.0075%
          b. Senior Loan Interest Rate                          8.5075%
          c. Holdback Amount Interest Rate                     10.2575%



          -----------------------------------------------------
                                     Apr-01         Mar-01
                 Item             Payment Date    Payment Date
          -----------------------------------------------------
          a. Senior Loan          14,486,721.28   16,463,794.63
          b. Holdback Amount      42,357,880.69   42,357,880.69


VIII.  MISCELLANEOUS INFORMATION

       A. SERVICER ADVANCE BALANCE

          1. Opening Servicer Advance Balance                   12,562,427.42
          2. Current Period Servicer Advance                     4,250,265.56
          3. Recoveries of prior Servicer Advances              (6,462,892.95)
          4. Ending Servicer Advance Balance                    10,349,800.03

       D. OTHER RELATED INFORMATION

          1. Discount Rate                                             6.0260%

          2. Life to Date Prepayment (CPR)                                9.4%

          3. Life to Date Substitutions:

             a. Prepayments                           0.00

             b. Defaults                              0.00

                             Servicer's Certificate

  The undersigned, on behalf of Capita Corporation, in its capacity as servicer
      (TheServicer ) under the Pooling and Servicing Agreement, dated as of February 1, 2001 (the Pooling and Servicing Agreement ), among CIT Equipment Collateral 2001-1, NCT Funding Company LLC, Chase Manhattan Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment
                           Date occurring on 04/20/00

   This Certificate shall constitute the Servicer's Certificate as required by
       Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer